UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 17, 2023
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EVENTBRITE, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38658	14-1888467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
95 Third Street, 2nd Floor,
San Francisco, California 94103
(Address of principal executive offices) (Zip Code)

(415) 692-7779
(Registrant’s telephone number, include area code)

Not applicable
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EB	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.01    Changes in Registrant's Certifying Accountant.
On April 17, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of Eventbrite, Inc. (the “Company”) approved the appointment of Moss Adams LLP (“Moss Adams”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2023.

In addition, on April 17, 2023, in connection with the selection of Moss Adams, the Audit Committee dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, effective as of that date.

The audit report of PwC on the Company’s financial statements as of the fiscal years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2022 and 2021 and through April 17, 2023, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the material weakness in the Company’s internal control over financial reporting previously reported in Part II, Item 9A “Controls and Procedures” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, related to the lack of an effectively designed control activity over the presentation of unrealized foreign currency transaction gains and losses and effects of exchange rate changes on cash, cash equivalents and restricted cash within the Company’s consolidated statements of cash flows.

The Company has provided PwC with a copy of this report and requested that PwC provide a letter addressed to the Securities and Exchange Commission indicating whether or not it agrees with the disclosures contained herein and, if not, the respects in which it does not agree. A copy of PwC’s letter, dated April 19, 2023, is filed as Exhibit 16.1 to this report.

During the fiscal years ended December 31, 2022 and 2021 and through April 17, 2023, neither the Company nor anyone acting on its behalf consulted with Moss Adams regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 19, 2023
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2023	EVENTBRITE, INC.

	By:	/s/ Julia Hartz
Julia Hartz
Chief Executive Officer